UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 28, 2017
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BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue
Xiangyang City, Shaanxi Province, People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Biostar Pharmaceuticals, Inc., a Maryland corporation (the “Company”), appointed Melissa Fan Chen to fill the vacancy following Leung King Fai’s departure as an independent member of the Board and the Chair of the Board’s Audit Committee. The Board determined that Ms. Chen as an “independent” director as such term is defined under the Nasdaq Marketplace Rules and the federal securities laws. In addition, the Board appointed Ms. Chen to serve as the Chair of the Audit Committee. Following the foregoing appointment, the Board again consists of five members: Ronghua Wang (Chairman), Melissa Fan Chen, Haipeng Wu, Zhanxiang Ma and Qinghua Liu, all but one of whom (Ronghua Wang) are “independent” Board members.

Presently, Ms. Chen is employed at West Park Capital, a FINRA registered broker-dealer and investment banking firm; Ms. Chen has been employed there since September 2016. From May 2010 to December 2016, Ms. Chen held the title of Board Secretary and Executive Officer of China Ginseng Holdings, Inc. From May 2012 to September 2015, Ms. Chen worked as Director of Asian/US Equity markets at Halcyon Cabot Partners, LLC. From September 2015 to February 2016, she worked as a private placement specialist at Olympus Securities LLC. From February 2016 to September 2016, she was employed as an equity market/due diligence analyst at Legend Securities, Inc. Ms. Chen holds Series 7 and 63 licenses. She also holds undergraduate (BA) and graduate (MA) degrees in Accounting from Queens College of the City University of New York.

There is no arrangement or understanding between Ms. Chen and any other persons pursuant to which she was appointed as discussed above. Nor are there any family relationships between Ms. Chen and any executive officers and directors. Further, there are no transactions involving the Company which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits

(c)          Exhibits.

NA.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Biostar Pharmaceuticals, Inc.

By:	/s/ Ronghua Wang
Ronghua Wang, Chief Executive Officer

Date:          December 28, 2017